Exhibit 99.2

Investor Day

November 15, 2016

Safe Harbor Statement

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of UAL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Today’s Agenda

Commercial

Operations

Technology

Finance

Optimize network to achieve full potential

Continue re-fleeting and upgauge initiatives

Improve products and segmentation Enhance revenue management systems

Ensure safety in all things we do

Increase efficiency while maintaining reliability Provide excellent customer service

Use mobile technology to increase productivity and efficiency Drive incremental revenue through better app functionality

Grow earnings and control costs Ensure efficient capital investment Allocate capital to create long-term value

Oscar Munoz

Chief Executive Officer

We have great assets in place to realize our full potential

Engaged workforce

Flexible fleet

Global network

Healthy balance sheet

And we have made a lot of progress already…

Extended contracts with pilots, dispatchers, IAM-represented employees Ratified JCBA with flight attendants Paid down ~$6B of debt since 2010 Introduced United Polaris business class Best-ever on-time performance YTD 2016

Established new leadership team

Launched new service to over 20 int’l destinations since merger

Repurchased over $4B of shares since 2014

Top-tier arrival and baggage handling performance throughout 2016 Tentative JCBA with technicians

Goal:

Make United the best airline for employees, customers and investors.

Scott Kirby

President

Julia Haywood

Executive Vice President & Chief Commercial Officer

Great opportunities to improve our product

Great network potential

Re-fleeting and upgauge

Product segmentation

Airport and onboard experience

Yield management upside

Top-tier reliability

Exceptional customer service

Further leverage best international network; incremental opportunity in domestic hubs Plan to grow 2017 consolidated capacity by 1%—2%

Continue upgauge and slimline initiatives Increase front cabin and Economy Plus seat mix

Offer customers more choice Launch Basic Economy

Launch United Polaris business class product

Create market-leading airport experience and Clubs in high-profile business hubs

Transitioning to conditional demand forecasting (Gemini)

Addressing “small numbers” problem

Fulfill our promise to consistently deliver a reliable product

Changing the culture to improve employee engagement

Consolidating all customer touch points under our new Chief Customer Officer

We have great network potential in the biggest markets

United has hubs in the five largest markets

Pacific

SFO (#3)

LAX (#2)

DEN (#9)

Latin

IAH (#12)

ORD (#4)

EWR

(#1)

IAD (#5)

Atlantic

Note: Ranked by origin and destination passengers (2015)

However, we had de-emphasized domestic flying

Historical network    profitability

Domestic    International

Low    High

High    Low

High    Medium

This led to United de-emphasizing domestic through:

Smaller gauge Low frequency Less connectivity

Over the last 5 years, domestic has become more profitable for the industry

International remains highly profitable and we will continue to support it, but our incremental improvement will come from domestic

Newark should be leading airport in New York and across the Atlantic

Newark is the only true potential connecting hub in NY So it should be the best Atlantic gateway New York share has fallen from 30% to 26% Why has that happened?

Newark lacks connectivity

Philadelphia: Grouping departures and arrivals in banks allows more connections

Departures

Arrivals

Early morning

45% connecting traffic

Late night

Departures

Arrivals

Newark: Rolling departures and arrivals create less connectivity

35% connecting traffic

Newark has less competitive schedules for the local market

Newark to Atlanta

UNITED			UNITED			UNITED			DELTA		
2004			2013			2016			2016		
Dept	Aircraft	Gauge	Dept	Aircraft	Gauge	Dept	Aircraft	Gauge	Dept	Aircraft	Gauge
7:00	737-300	124	6:00	ERJ	50	6:20	320	150	6:00	M88	149
9:45	737-500	112	9:42	E-170	70	7:52	320	150	7:00	319	132
12:00	737-300	124	12:39	ERJ	50	10:35	737-700	118	8:00	M88	149
13:30	737-300	124	14:46	ERJ	50	14:35	737-700	118	9:00	717	110
15:30	737-500	112	16:59	ERJ	50	17:10	320	150	10:30	M88	149
17:00	737-500	112	19:35	E-170	70	21:00	737-700	118	11:46	319	132
18:15	737-300	124							13:00	717	110
20:00	737-300	124							14:15	717	110
									15:39	M88	149
									16:40	M88	149
									18:29	319	132
8 freq, ~120 seats			6 freq, ~57 seats			6 freq, ~137 seats			11 freq, ~134 seats		

Source: OAG, DOT DB1B

13

Chicago O’Hare

Well positioned geographically for connecting passengers Additional cities in Chicago catchment that remain unserved by United Less banked schedule than American Airlines Opportunity to improve bank structure Introduce omni-directional banks

Denver

Most profitable hub

Declining cost per passenger

Highest connecting percentage of any United hub

Continue Denver growth plan

Houston

Strong Latin gateway

Current energy weakness

Gate capacity to also re-bank Houston

San Francisco

Best gateway from the United States to Asia

Positioned for continued China and Asia growth

Los Angeles

Second largest local market

Profitable international gateway, though difficult to connect to Star carriers

Working to get more gates and improve connectivity with Star carriers

Washington Dulles

Profitable international gateway

High cost airport

Remain committed to Washington Dulles airport

Expect earnings1 improvement to come from all areas of    the business

Earnings    initiatives by year (vs.2015)

($M)

Commercial enhancements    2016E 2017E2018E2019E2020E

Network initiatives    - 100300450600

1Effect on pre-tax earnings expected from initiatives

_

Re-fleeting and upgauge

Re-fleeting through upgauge, slimline and incremental premium seats Change in gauge driven by upgauge and slimline programs Front cabin and Economy Plus seat growth Seats per departure % of total seats 120 119 119 +0.9 pts 117 117 115 111 +1.7 pts 13.3% 110 105 105 100 FY15 FY16E FY17E FY18E FY19E FY20E 2015 2020E 2015 2020E Front cabin Economy Plus 22

Updating prior outlook based on fleet changes and assumptions

- **Prior valuation implied a marginal RASM of ~80% with a total value of:**

	2016E	2017E	2018E
Slimline and upgauge	300	700	800
Addition of front cabin and Economy Plus	200	450	750
Total	**500**	**1,150**	**1,550**

- **Revised our analysis using more conservative assumptions with a marginal RASM of ~50%**

	2016E	2017E	2018E	2019E	2020E
Slimline and upgauge	350	550	600	650	700
Addition of front cabin and Economy Plus	50	150	200	250	300
Total	**400**	**700**	**800**	**900**	**1,000**

23

Expect earnings1 improvement to come from all areas of the business

Earnings initiatives by    year (vs. 2015)

($M)

Commercial enhancements    2016E 2017E2018E2019E2020E

Network initiatives    - 100300450600

Re-fleeting and upgauge    400 7008009001,000

1Effect on pre-tax earnings expected from initiatives     24

Segmentation

Customers have increasing choice in today’s world

Customers have increasing choice    when

they make a purchase…

…and greater ability to customize to meet their needs and budget

Expectations and behaviors are changing because of increased choice

Airlines have historically segmented on three dimensions

Brand

Experience of full service vs. low-cost carriers

Network reach and geography

Customer service and experience

Fare rules

Advance purchase requirements and Saturday stays

Refunds / change fees

Class of service

First class vs. economy

But now, segmentation is changing

Brand

Consolidation has

created fewer brands

with broader offerings

Fare rules

Fare rules eroding: U/LCCs offering one-way, no advance purchase fares

Class of service

Airlines now expanding offering beyond two classes of service

Industry is moving toward more product options for a trip, e.g. Domestic

Basic Economy

Basic product, without attributes not valued:

Lowest price No seat choice

No status or upgrades Not changeable

Economy

Core product, including:

Able to choose seat Competitive price Earn credit toward Premier status Eligible for upgrades Changeable, sometimes with a fee

Premium Economy

Enhanced seating and

amenities:

Extra width and

legroom

Improved drinks, food,

and amenities

(largely long-haul, but

some short-haul

outside US)

Domestic First Class

High-end experience:

Larger seat, more

room

Priority handling

throughout journey

Complimentary meals

and drinks

Enhanced service

Today, we are announcing United Basic Economy

We will continue to offer the same great United onboard product for the price sensitive segment

We will offer customers greater choice: the option to purchase the core product at the lowest price…

…with the ability to pay for access to the features and benefits they value

Basic Economy will be on sale in early 1Q17 for travel in 2Q17

Basic Economy is meaningfully differentiated from Economy

	Basic Economy	Economy
Price	*United's lowest available price*	*Higher price than Basic Economy*
Onboard product	*Same as economy; better than U/LCCs*	*Unchanged*
Seat selection	*Seat assignment only at check-in*	*Seat selection at purchase*
Fare restrictions	*Flight changes not allowed*	*Flexibility to change flights*
Carry-on bags	*Overhead carry-on bags not permitted*[1] ▪ *More room for economy passenger bags* ▪ *Improves operation and boarding process*	*One carry-on and one personal item*
Boarding priority	*Board in last group*[1]	*Board in main groups*
Upgrades	*Cannot upgrade to Economy Plus or First Class*	*Opportunity to buy up or receive upgrades to Economy Plus and First Class*
Loyalty Benefits	*Continue to earn redeemable miles, but not status miles*	*Earn credit toward Premier status and redeemable miles*

[1] MileagePlus Premier members and certain credit card members will retain boarding priority and be permitted an overhead carry-on bag

31

We are now evaluating Premium Economy

Basic    EconomyPremiumFirst Class

Domestic    Economy Economy

International    Basic EconomyPremiumUnited Polaris

Economy    Economy

Segmentation is part of a broader focus on personalization

We will continue to learn from

our customers’ behavior…

Travel patterns

Product choice

(travel occasion)

Operational

reliability

…to offer personalized experiences

Tailored promotions

Personalized booking and on-board experiences

Real-time response in cases of disruption

MileagePlus will continue to enhance revenue

New credit card deal

Rate escalation due to new agreement

Next-gen redemption platform

Enhancements to improve customers’ ability to redeem miles

Expect earnings1 improvement to come from all areas ofthe business

Earnings initiatives by year (vs.    2015)

($M)

Commercial enhancements    2016E 2017E2018E2019E2020E

Network initiatives    - 100300450600

Re-fleeting and upgauge    400 7008009001,000

Segmentation    - 2005507001,000

MileagePlus enhancements    250 100300300300

1Effect on pre-tax earnings expected from initiatives

Other product improvements

Improvements to ground and onboard experience coming

United Clubs

Renovating 12 clubs in 2017 including upgrades at all hubs Upgraded food and beverage service New modern interior designs Adding square footage in key markets

Domestic First United Polaris High-profile hubs Class

Improvements to ground and onboard experience coming

United Clubs

United Polaris

Custom designed direct-aisle-access lie-flat seats Dedicated international business class lounge in 9 markets with pre-flight dining New sleep-focused amenities featuring bedding products from Saks Fifth Avenue

Domestic First High-profile hubs Class

Improvements to ground and onboard experience coming

United Clubs

United Polaris

High-profile hubs

EWR to be the best airport experience in New York City

- Premium Lobby

- Upgraded food, beverage and retail

- Consolidated security

- New Polaris Lounge

Major investment in Los Angeles terminal Constructing new Houston terminal C North

Domestic First Class

Improvements to ground and onboard experience coming

United    Clubs UnitedPolarisHigh-profilehubsDomestic First

    Class

    New custom seats for

    narrowbodies

    Improved meal service

    and expanded meal

    windows

    Upgraded first class

    offering on two-cabin

    regional jets

Improvements    to ground and onboardexperience coming

United Clubs     United PolarisHigh-profile hubsDomestic First

    Class

Revenue Management

Orion, our RM system, built in 1997 and has some known shortcomings

Independence of demand

Small numbers

No forecast evaluation

Limited history

Orion still assumes independence of demand

Mostly true 20 years ago… almost never true today

Which leads to spiral down

Average forecast standard deviation is 11 times the mean forecast

Users cannot compare the forecast to actual bookings, which makes it very difficult to improve the forecast, and therefore, the results

Only the two past years of data are stored, leading to large forecast error on certain dates, e.g. Christmas 2016

People do a great job overcoming these issues manually but upside is letting people focus on getting the forecast right

Demand today is no longer independent

Historical

New York/Newark to Indianapolis

21 AP    Non-ref Sat night stay$154S

14 AP    Non-ref Sat night stay$199V

7 AP    Non-ref Sat night stay$288H

0 AP    Refundable One-way$764B

Today

New York/Newark to Indianapolis

21 AP    Non-ref One-way$94 K

    $114 L

14 AP    Non-ref One-way$129 T

    $144 S

7 AP    Non-ref One-way$173 W

    $204 V

0 AP    Refundable One-way$343 Q

    $426 U

    $526 M

    $819 B

Demand for each product was independent

Demand for multiple products with same restrictions is 100% dependent

Customers almost never buy the $526 fare if the $426 or $343 fare is available

Demand dependence leads to spiral down

		Historical observed demand					
Advance purchase	Price	when lowest class is open	when lowest class is closed	when two lowest classes are closed	when three lowest classes are closed	Orion expects	Real willingness to pay is
		(60%)	(20%)	(15%)	(5%)		
0 AP	$819	0	0	0	7	0.4	7
0 AP	$526	0	0	12	-	1.8	12
0 AP	$426	0	15	-	-	3.0	15
0 AP	$343	19	-	-	-	11.4	19

- Real unconstrained demand for the $526 fare is 12… but Orion thinks it is 1.8
- Leading Orion to keep lower buckets open
- Meaning we only try to sell the $526 fare 15% of the time even though real demand always exists

45

We have a problem with forecasting small numbers


Example of a distribution of passengers flying between two cities
Total number of instances
Most of the time, Orion is 100% wrong when 0 passengers show up
~5% of the time, 1-2 passengers show up – Orion is 200-500% wrong
Occasionally, a big group shows up and throws off the average
0.3
0
Orion Demand Forecast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Number of passengers traveling per day

With small number forecasts, we are always wrong, and wrong by a lot

46

Have no ability to evaluate our forecast quality, so difficult to improve

Orion makes nearly 8 million forecasts every day Nearly all have <1 passenger forecasted Impractical to compare actual bookings to forecast So forecast error never improves

Limited history

Current Orion system only stores two years of full data

Therefore, when unusual calendar events occur, Orion has no reliable forecast to predict demand

For example, Christmas 2016 shifts from Friday to Sunday which hasn’t happened in five years

This requires revenue management analysts to manually adjust expectations for demand

Orion functions as a black box

Analysts hand manage 2/3 of all managed flights1

They do a great job… but only so much people can do with thousands of data points

Hand management can lead to management bias

1 Managed flights are those that have fare buckets closed at any time

What are we doing about it

Phase I

Conditional demand forecasting (solving for

independence of demand)

Demand aggregation (solving for small numbers)

Begin forecast vs actual assessment capability

Further adaptivity to schedule and pricing changes

Rolls out between summer 2017 and summer 2018

PRASM improvement: 1-2 points

Future Phases

Further improvements to our forecast accuracy Intelligent spilldown risk assessment Improvements to network optimizer Expanded history Expect roll out over next three years

PRASM improvement: 1-2 points

Expect earnings1 improvement to come    from all areas ofthe business

Earnings initiatives by year (vs.    2015)

($M)

Commercial enhancements    2016E 2017E2018E2019E2020E

Network initiatives    - 100300450600

Re-fleeting and upgauge    400 7008009001,000

Segmentation    - 2005507001,000

MileagePlus enhancements    250 100300300300

Revenue management improvements    - 100400700900

1Effect on pre-tax earnings expected from initiatives

Total 650 1,200 2,350 3,050 3,800

Q&A

Scott Kirby

President

Julia Haywood

Executive Vice President & Chief Commercial Officer

UNITED

Greg Hart

Executive Vice President    &

Chief Operations Officer

Focused on safety, reliability, efficiency and service

Ensure safety in all things we do

Continue to improve reliability

Increase efficiency of operation

Provide excellent customer service

Significant and sustained reliability improvement

Consolidated    D:001

    67.5%

59.8%

55.8%

2014    2015 2016

Consolidated    A:001

    66.7%

58.2%

52.5%

2014    2015 2016

Consolidated completion factor1

    97.9%

97.5%

95.7%

2014    2015 2016

Mishandled bag ratio2

3.59

3.18

    2.53

2014    2015 2016

1 Jan-Oct for each year; Includes both mainline and regional

2 Jan-Oct for each year; As reported to Department of Transportation

Opportunity to improve reliability and efficiency

Aircraft turn times

Aircraft maintenance

Cancellations and long-delays

Redesigning our turn processes to turn aircraft quicker

Narrowbody turn time1

(6%)

United    Peer Avg2

1 Normal turn defined as having available ground time between 55 min and 70 min

2 Includes AA, DL and WN

Improve turn times by:

Minimize handling/processing of gate bags near the end of the turn

Focus on time-constrained turns

Consistently provide resources to “attack” arriving aircraft

Goal to provide the opportunity to give aircraft time back to the schedule

Improving our aircraft maintenance processes

Initiatives underway to drive fleet health

Redesigning maintenance programs

Improve supply chain

Reliability modifications

Continue to reduce long-delays and cancellations

Disruptive    events2016 vs 20141

    (57%)

(27%)

2014    2016 20142016

Long-delays2     Cancellations

1 Jan-Oct for each year; Includes both mainline and regional

2 Long-delays defined as flights delayed two or more hours from scheduled departure time

Long-delays and cancellations are the most disruptive events for our customers and our employees

Primary areas of focus:

- Improved fleet health

- Improved durability of the flight schedule to better protect the customer’s travel journey

New organization structure elevates focus on customers

Chief Customer

Officer

Airport Operations    Contact Centers

Customer    Food Services

Experience

Ops Strategy,

Inflight Services    Planning and

Design

Primary emphasis areas

A consistent, integrated and—most importantly -positive experience across every customer interaction, on the ground and in the air

Ensuring all policies, procedures and practices are designed and implemented in a manner that enhances the customer journey

Prioritizing investment decisions to ensure operational reliability and customer experience are consistent and positive

Expect earnings1 improvement to come from    all areas of the business

Earnings initiatives by year (vs.    2015)

($M)

Commercial enhancements    2016E 2017E2018E2019E2020E

Network initiatives    - 100300450600

Re-fleeting and upgauge    400 7008009001,000

Segmentation    - 2005507001,000

MileagePlus enhancements    250 100300300300

Revenue management improvements    - 100400700900

Improved operations

Operational integrity    50 200300300300

1Effect on pre-tax earnings expected from initiatives

Linda Jojo

Executive Vice President & Chief Information Officer

Our technology supports a large and complex operation today


27,000
Flight plans generated daily
$12B
Annual revenue (E-commerce)
1.5M
Baggage scans daily
14M+
Mobile app downloads
500K
United.com visitors per day
700K
Flight messages daily
56K
Tickets sold daily
1M
Workforce staffing events daily

64

We have strengthened and aligned our technology team

Leadership team realigned and revamped in last two years

Previous industry experience includes: Airlines, Telecom, Energy, Healthcare, Government, Technology, Logistics

Model supports alignment and faster delivery

Improve reliability

Reduce incidents, flight delays and impact of delivery

Enable mobility

Drive revenue, enhance experience and improve productivity

Reliability and stability have improved meaningfully

Critical incidents remain at record lows


(63%)
2012
2013
2014
2015
2016

IT-related flight delays at lowest level since 2012


(57%)
2015
2016

Continue to improve root cause analysis and delivery

- Meaningful reductions in volume/length of technology "glitches" improves airline reliability
  - Improving processes for updating systems
  - Leveraging leading-edge monitoring and analytics to predict and prevent outages
  - Investing in technical infrastructure
- Executed large-scale IT programs with no operational impacts
  - Technical Operations Integration
  - Departure Management Upgrade
  - MileagePlus Security Upgrade

66

Technical Operations integration is large and complex …

…and has been executed with no impact on the operation

SCEPTRE

(Aug 2015)

Created a single system

No flight delays during planned 14 hour cutover Converted $1 billion in parts (>7M records across ~300K part numbers) 7,000 Tech Ops employees trained

Electronic Log Book

(1Q 2017)

Eliminating the paper

102 of 450 aircraft migrated from paper log book Over 50,000 flights completed across stations 102 stations

Simplification and consolidation of our Tech Ops systems is one key to our improved performance

Mobile application continues to win awards and lead the market

First to offer

Passport scanning for check-in

Location-based airport maps

Media streaming onboard

aircraft

On-demand Uber integration

Touch ID sign-in

Proactive travel disruption

messaging and ability to

modify travel plans

Award flight booking

Continue to invest and extend

Extended Travel Disruption

Assistance (rebooking,

electronic travel vouchers)

Full reservation management

(changes/cancelations)

International Document

Management (Visas)

…and is an integral part of our customers’ experience every day

App downloads & average daily visits Daily averages

    1000

    650

    800

    513600

    25

    20400

    23314

    200

37    7

2

    0

2012    2013201420152016

App downloads (M)    Average daily visits (000s)

56,000    $37M

Bookings    Digital Revenue

(Reservations)    (Booking & Ancillary)

550,000    577,000

Flight Status    Self-Service

Checks    Check-ins

Untethering our workforce…

…with role-based, context-driven mobile tools and apps

Pilots Flight Attendants Customer Service Ramp

Electronic Flight Bag—iPad that provides pilots with access to schedules and flight plans in real time

Link—iPhone with in-flight service, all flight manuals and customer information

MAP—iPhone that provides agents with ability to work “shoulder to shoulder” including closing a flight, checking bags and re-accommodating travelers

Bag/Cargo Scanning—Military grade device that provides scheduling and critical bag transfers

The power of mobile technology is connectivity in real time

Improving collaboration for faster aircraft turns

Distribute contact list of individuals working a flight for easy communication across workgroups

Send event-driven alerts and notifications

Consolidate system messages and employee communications in one place

Create rules that govern what triggers events and what audiences need to be included in alerts

Andrew Levy

Executive Vice President & Chief Financial Officer

Focused on creating long-term value

Revenue    growth

and cost    control

Disciplined capital investment

Capital allocation

Commercial and operational improvements critical to financial success

Commercial enhancements drive $3.8B in earnings benefit by 2020

Operational improvements drive $300M in earnings benefit by 2020

Cost savings initiatives

Expected run-rate savings1

    ($M)

    $700

    $600

    $500

$400

$200

2016    2017 201820192020

Key cost levers

Increasing operational efficiency

Better utilizing assets & people

Strategic purchasing

New technology

Controlling costs with the goal of growing expense at a slower rate than capacity– leading to higher margin incremental flying

1As compared to 2015

Expect to grow non-fuel unit costs less than 1% from 2018—2020

Non-fuel CASM outlook1

Year-over-year H/(L)

3.5%—4.5%

1.5%—2.0%

1.5%—2.0%    Less than 1.0%

~0.5%

FY17E    Avg annual

FY18E—FY20E

IBT and pilot market reset estimate

Recently ratified labor agreements

Core unit cost growth

Core unit cost growth including 2016 labor agreements

Pilot labor agreement becomes amendable in 2019; all other labor agreements become amendable after 2020

Long-term unit cost projection based on assumption of 1.5% annual capacity growth

1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party expenses, special charges, the impact of certain primarily non-cash impairment, severance and other similar accounting charges.

For a GAAP to Non-GAAP reconciliation see Appendix A    76

Focused on creating long-term value

Earnings growth and cost control

Disciplined capital investment

Capital allocation

Reviewing fleet plan

Undertaking bottoms-up review of our fleet commitments in 2H17 and beyond

Focus on capital efficiency

Made two changes to the fleet plan….

Restructuring 737 order placed in early 2016

Converting four 737-700s to four 737-800s to be delivered in second half of 2017

Deferring remaining 61 aircraft and converting to 737-MAX with delivery dates to be determined

Will continue to leverage order book flexibility to adjust fleet plan as needed going forward

Reduces 2017 – 2018 cap ex by ~$1.6B

Changing ownership structure for 24 E175s

In 2014 UAL entered into CPA commitment with RJET for 24 E175s

During RJET Chapter 11 reorganization, UAL modified the agreement and will now purchase all 24 aircraft

Utilize United’s strong balance sheet lower cost of capital to drive better economics Capture residual asset value

NPV benefit of more than $100M compared to lease arrangement

Increases planned capex by ~$550M not including pre-delivery deposits paid in 2016

Aircraft ownership

NPV for one E175

$4M—$5M

Original CPA Stucture    United Owned

Continuing to review and refine fleet strategy Fleet initiatives underway Densifying both narrowbodies and widebodies Maximizing regional scope provisions (ability to fly 255 70/76 seaters under current scope provision) Refurbishing existing aircraft to improve product and extend life of aircraft Retiring 747 Fleet (retire all 20 aircraft by 3Q18) Fleet initiatives under consideration Adding used aircraft opportunities beyond 11 used Airbus being delivered in 2016 and 2017 Identifying Further densification opportunities Refining widebody fleet plan and further evaluate opportunities for narrowbodies 81

Fleet plan has significant flexibility Mainline aircraft (at year end) Current fleet including 250 unencumbered Does not include aircraft option positions Includes: - 330 unencumbered 250 count 450 aircraft - 120 aircraft eligible Aircraft to return to lessor 2016 2017 2018 2019 2020 Current fleet plan Return aircraft at lease end and sell unencumbered assets 82

Non-aircraft capital expenditures Reliability Spare parts Competitive product United Polaris business class Infrastructure Consolidate flight training centres Regulatory, safety & security Nitrogen inerting system (FAA requirement) Financial return Slimline seats 83

84 Lowering capital expenditures Capital expenditures ($B) FY18E $3.3 - $3.5 $2.2 - $2.4 $1.1 FY17E $3.1 - $3.3 $1.1 $4.2 - $4.4 Aircraft Non-aircraft Reducing 2017 2018 planned capital expenditures by $1B

Focused on creating long-term value

Earnings growth and cost control

Disciplined capital investment

Capital allocation

Strong liquidity position Quarter-end unrestricted liquidity ($B) $5B-$6B is the optimal liquidity level Why 5B - $6B is optimal liquidity level $6.5 $6.2 Absorb seasonality of the business $6.0 $1.35 $5.3 $1.35 (~$1.5B peak to trough) $1.35 Minimum target balance $1.35 $5.0B Meets debt and capital expenditure commitments $5.2 $4.7 $4.9 $4.0 Provides sufficient liquidity under extreme stress-test (e.g. Sept. 11th) scenario Q4 2015 Q1 2016 Q2 2016 Q3 2016 Revolving credit facility Unrestriced cash 86

Unencumbered asset base is source of additional liquidity


Unencumbered assets[1]
($B)
~$13
+262%
$8.7
~$5
$3.6
~$8
$2.4
$5.1
$1.4
$0.7
YE11
YE16E
YE20E
Aircraft
Non-aircraft

- UAL has made significant progress paying down debt and unencumbering assets
- Secured debt market remains open during challenging economic environment

[1] Company estimates as of September 2016. Non-aircraft includes spare parts, spare engines, routes and other property YE20 assumes continued pay down as debt matures

87

Strong balance sheet

Adjusted debt

Debt, pension & post-retirement obligations1 ($B)

~20%

$24.1

$4.3

$19.5

$3.1

$7.1

$4.9

$12.7

$11.5

YE11

3Q16

Pension & post-retirement

Aircraft rent, capitalized1

Debt and capital lease obligations

1 Aircraft rent capitalized at 7x

2 Trailing twelve months

3 For a GAAP to Non-GAPP reconciliation see Appendix A

Source: SEC filings

YE11    3Q162

EBITDA3 ($B)    $3.7 $7.0

Debt/EBITDA    5.2x 2.3x

Adj. debt/EBITDA    6.4x 2.8x

YE11    3Q162

EBIT3 ($B)    $2.2 $5.0

Interest expense ($B)    $0.9 $0.6

Interest coverage    2.3x 8.0x

Blended interest rate    6.8% 5.2%

Manageable debt payments going forward



Scheduled debt and capital lease payments
($B)
~$1.8
~$1.4
Avg Annual
FY12 - FY16E
Avg annual
FY17E - FY20E¹

- Expect to finance 50% - 75% of aircraft capital expenditures
- EETCs are a highly efficient source of aircraft funding

EETC	Tranche	Principal ($M)	Interest rate
2016-1	AA	$729	3.100%
	A	$324	3.450%
2016-2	AA	$637	2.875%
	A	$283	3.100%

[1] Includes $850M term loan maturity

89

Pension funded ratio Pension funded ratio 75% 67% 50% YE11 YE15 YE20E Expect cash contributions of ~$400M annually 90

Credit ratings reflect strong balance sheet UAL credit ratings BB Fitch upgraded UAL in October Ba3 BB- 2016; Moody’s under review Several balance sheet metrics at investment grade levels Able to raise debt through EETCs at investment grade interest rates Fitch Moody’s S&P Stable Positive Positive outlook outlook outlook 91

Lowest adjusted debt among peers

Adjusted debt

3Q16 debt, pension and post-retirement obligations ($B)

$39.2

$7.4

$8.5

$22.1

$19.5

$3.1

$12.6

$4.9

$23.3

$1.9

$11.5

$7.6

Pension & post-retirement                Aircraft rent, capitalized1 Debt and capital lease obligations

1Aircraft rent capitalized at 7x Source: SEC filings

Have reduced share count by ~20% since 2014

Will continue to return excess cash to shareholders

$2B of current authorization remaining as of the end of 3Q16

Evaluating dividend strategy

Will not compromise strength of balance sheet to fund shareholder return programs

Focused on creating long-term value

Revenue    growth

and cost    control

Disciplined capital investment

Capital allocation

Going forward we will manage our business to maximize operating margin and ROIC

Expect earnings[1] improvement to come from all areas of the business

Earnings initiatives by year (vs. 2015)
($M)

Commercial enhancements	2016E	2017E	2018E	2019E	2020E	Unique United levers compared to Delta
Network initiatives	-	100	300	450	600	~100%
Re-fleeting and upgauge	400	700	800	900	1,000	~50%
Segmentation	-	200	550	700	1,000	~25%
MileagePlus enhancements	250	100	300	300	300	~100%
Revenue management improvements	-	100	400	700	900	~75%
Improved operations						
Operational integrity	50	200	300	300	300	~100%
Cost structure						
Cost efficiency program	200	400	500	600	700	~50%
Total	**$0.9B**	**$1.8B**	**$3.2B**	**$4.0B**	**$4.8B**	

[1]Effect on pre-tax earnings expected from initiatives

95

Path to close the margin gap to Delta Operating margin gap 2016 consensus excluding fuel hedges1 UAL H/(L) vs. DAL ~1 pt ~1 pt ~1 pt ~5 pts (5.9 pts) 2016 UAL operating Commercial Improved operations Cost structure UAL estimated margin gap to DAL enhancements improvements premium to DAL by 2020 1Wall Street estimates 96

Q&A

Andrew Levy

Executive Vice President & Chief Financial Officer

Oscar Munoz

Chief Executive Officer

Executing on our plan to realize our full potential

Realize full network, product and segmentation potential Capture value by improving revenue management systems Improve efficiency while maintaining reliability

Use technology to enable reliability, drive efficiency and improve revenue

Secure our future through strong financial performance

Goal:

Make United the best airline for employees, customers and investors.

UNITED

Appendix A: reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel, and special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. UAL believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

Year-over-Year L/H (in percentage change) Non-Fuel CASM CASM, excluding special charges and profit sharing (a) less: Third-party business expenses CASM, excluding special charges, profit sharing and third-party business expenses less: Fuel CASM, excluding special charges, profit sharing, third-party business expenses, and fuel Twelve Months Ended December 31, 2017E Low High 4.9 – 6.7% (0.2) – 0.0 5.1 1.6 3.5 – 6.7 – 2.2 – 4.5%

(a) Excludes special charges, such as the impact of certain primarily non-cash impairment, severance and other similar accounting charges. While the Company anticipates that it will record such special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty. 102

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

UAL provides financial metrics, including earnings before interest, taxes (EBIT), and earnings before interest, taxes depreciation and amortization (EBITDA), that we believe provides useful supplemental information for management and investors by measuring profit and profit as a percentage of total operating revenues. Aircraft rent is adjusted times seven per industry standards. These financial metrics are adjusted for special items that are non-recurring and that management believes are not indicative of UAL's ongoing performance.

(In millions) **EBIT and EBITDA**	**Twelve Months Ended September 30, 2016**	**December 31, 2011**
Net income	$2,689	$840
Adjusted for:		
Interest expense	631	949
Interest capitalized	(59)	(32)
Interest income	(40)	(20)
Income tax expense (benefit)	1,151	5
Special items before income taxes	704	485
Adjusted EBIT, excluding special items	5,076	2,227
Depreciation and amortization	1,949	1,547
Adjusted EBITDA, excluding special items	$7,025	$3,774

Adjusted Debt	**Twelve Months Ended September 30, 2016**	**December 31, 2011**
Current maturities of long-term debt	$969	$1,186
Current maturities of capital leases	124	125
Long-term debt	9,612	10,496
Long-term obligations under capital leases	752	928
Postretirement benefit liability	1,927	2,407
Pension liability	1,220	1,862
Balance sheet debt	14,604	17,004
Aircraft rent at 7x	4,865	7,063
Adjusted debt	$19,469	$24,067

103